UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 25, 2003


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2003 providing for the issuance of Structured
Asset  Securities   Corporation  Mortgage  Pass-through   Certificates,   Series
2003-BC1)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-92140-21                74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               745 Seventh Avenue
                               New York, NY 10019
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2003-BC1 pursuant to the terms of the Trust Agreement, dated as of January 1, 2003 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

     On March 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on March 25, 2003 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  March 28, 2003    By:    /s/  Diane E. Wallace
                                  --------------------------------------------
                            Name:    Diane E. Wallace
                            Title:   Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 25, 2003

 STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2003-BC1
                         STATEMENT TO CERTIFICATEHOLDERS
                                March 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A       163,345,000.00     159,337,829.18     4,189,909.79     227,565.40   4,417,475.19    0.00     0.00      155,147,919.39
M1       16,168,000.00      16,168,000.00             0.00      29,378.60      29,378.60    0.00     0.00       16,168,000.00
M2       15,610,000.00      15,610,000.00             0.00      43,541.06      43,541.06    0.00     0.00       15,610,000.00
B1       12,822,000.00      12,822,000.00             0.00      53,216.64      53,216.64    0.00     0.00       12,822,000.00
B2        4,460,000.00       4,460,000.00             0.00      33,450.00      33,450.00    0.00     0.00        4,460,000.00
R                 0.00               0.00             0.00           0.00           0.00    0.00     0.00                0.00
P               100.00             100.00             0.00      47,378.33      47,378.33    0.00     0.00              100.00
D         5,876,287.00       5,553,469.31        83,501.20           0.00      83,501.20    0.00     0.00        5,469,968.11
X        10,592,807.07      10,592,807.07             0.00   1,521,651.52   1,521,651.52    0.00     0.00       10,592,807.07
TOTALS  228,874,194.07     224,544,205.56     4,273,410.99   1,956,181.55   6,229,592.54    0.00     0.00      220,270,794.57
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A        86359ALZ4     975.46805338  25.65067673     1.39315804     27.04383477          949.81737666      A            1.836250 %
M1       86359AMA8   1,000.00000000   0.00000000     1.81708313      1.81708313        1,000.00000000      M1           2.336250 %
M2       86359AMB6   1,000.00000000   0.00000000     2.78930557      2.78930557        1,000.00000000      M2           3.586250 %
B1       86359AMC4   1,000.00000000   0.00000000     4.15041647      4.15041647        1,000.00000000      B1           5.336250 %
B2       86359AMD2   1,000.00000000   0.00000000     7.50000000      7.50000000        1,000.00000000      B2           9.000000 %
P        N/A         1,000.00000000   0.00000000        ##              ##             1,000.00000000      P            0.000000 %
D        N/A           945.06434250  14.20985735     0.00000000     14.20985735          930.85448515      D            0.000000 %
X        N/A         1,000.00000000   0.00000000   143.64950763    143.64950763        1,000.00000000      X            0.000000 %
TOTALS                 981.08135988  18.67144091     8.54697297     27.21841388          962.40991897
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

               -------------------------------------------------
                                  Pei Y Huang
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4495
                              Fax: (212) 623-5930
                           Email: pei.yan.huang@chase
               -------------------------------------------------

                                      -5-


Total Beginning Number of Loans                      2,168
Beginning Collateral Balance                         218,990,736.25
Scheduled Interest                                   2,004,611.95
Scheduled Principal                                  118,783.36
Liquidation Proceeds                                 0.00
Insurance Proceeds                                   0.00
Repurchased Principal                                0.00
Unscheduled Principal (Payoffs and Curtailments)         4,071,126.43
Current Losses                                       0.00
Ending Collateral Balance                            214,800,826.46
Total Ending Number of Loans                         2,140

Weighted Average Mortgage Rate for All Loans                  10.98 %
Weighted Average Net Mortgage Rate for All Loans              10.47 %

 Weighted Average Term to Maturity                            312.00

OverCollateralization Amount                           10,592,907.07
Targeted OverCollateralization Amount                  10,592,907.07
OverCollateralization Deficiency Amount                         0.00
OverCollateralization Release Amount                            0.00
Monthly Excess Interest                                 1,521,651.52
Monthly Excess Cash Flow Amount                         1,521,651.52
Extra Principal Distribution Amount                             0.00

Servicing Compensation                                 91,211.21
Credit Risk Manager Fee                                 2,737.38
Trustee Fee                                             1,824.92

Current Advances Required                               0.00
Current Advances Actually Made                          0.00
Current Advances Shortfall                              0.00
Cummulative Advances                                    0.00

Loans Delinquent

 Group 1
                                            Principal
Category                Number               Balance               Percentage
1 Month                         533           52,949,831.62                 24.65 %
2 Month                          94           10,081,933.51                  4.69 %
3 Month                           4              411,721.05                  0.19 %
 Total                          631           63,443,486.18                 29.53 %
 Group Totals
                                            Principal
Category                Number               Balance               Percentage
1 Month                         533           52,949,831.62                 24.65 %
2 Month                          94           10,081,933.51                  4.69 %
3 Month                           4              411,721.05                  0.19 %
 Total                          631           63,443,486.18                 29.53 %


       Please Note: Delinquency Numbers Do Not Include Bankruptcies and Foreclosures

Loans in Foreclosures

                            Loans in Foreclosure
        Group 1
                             Principal
        Number               Balance                Percentage
                  0                    0.00                  0.00 %
       Group Totals
                             Principal
        Number               Balance                Percentage
                  0                    0.00                  0.00 %

Loans in Bankruptcy
                             Loans in Bankruptcy
         Group 1
                                Principal
         Number                 Balance               Percentage
                  16              1,839,879.64                 0.86 %
        Group Totals
                                Principal
         Number                 Balance               Percentage
                  16              1,839,879.64                 0.86 %


Loans in REO

 Group 1
                        Principal
 Number                 Balance               Percentage
           0                      0.00       0.00%
Group Totals
                        Principal
 Number                 Balance               Percentage
           0                      0.00       0.00%



Prepayment Penalties                                             47,378.33

Deferred Interest                                                83,501.20

Realized Losses
Current Realized Losses                                               0.00
Cummulative Realized Losses                                           0.00

Class M1 Unpaid Realized Loss Amount                                  0.00
Class M2 Unpaid Realized Loss Amount                                  0.00
Class B1 Unpaid Realized Loss Amount                                  0.00
Class B2 Unpaid Realized Loss Amount                                  0.00

Substitution Loan Amount                                              0.00

Outstanding Interest Shortfall
Class A Outstanding Interest Shortfall                                0.00
Class M1 Outstanding Interest Shortfall                               0.00
Class M2 Outstanding Interest Shortfall                               0.00
Class B1  Outstanding Interest Shortfall                              0.00
Class B2  Outstanding Interest Shortfall                              0.00
Class X Outstanding Interest Shortfall                                0.00

Net Rate Carryover Amount - Class A                                   0.00
Unpaid Net Rate Carryover Amount - Class A                            0.00
Net Rate Carryover Amount - Class M1                                  0.00
Unpaid Net Rate Carryover Amount - Class M1                           0.00
Net Rate Carryover Amount - Class M2                                  0.00
Unpaid Net Rate Carryover Amount - Class M2                           0.00
Net Rate Carryover Amount - Class B1                                  0.00
Unpaid Net Rate Carryover Amount - Class B1                           0.00
Net Rate Carryover Amount - Class B2                                  0.00
Unpaid Net Rate Carryover Amount - Class B2                           0.00

Current Period Relief Act Interest Shortfalls                         0.00
Class A Interest Accrual Relief Act Reduction                         0.00
Class M1  Interest Accrual Relief Act Reduction                       0.00
Class M2 Interest Accrual Relief Act Reduction                        0.00
Class B1  Interest Accrual Relief Act Reduction                       0.00
Class B2  Interest Accrual Relief Act Reduction                       0.00
Total Class Interest Accrual Relief Act Reduction                     0.00

Net Prepayment Interest Shortfalls
Class A Interest Accrual Net Prepayment Interest Shortfall Reduction     0.00
Class M1  Interest Accrual Net Prepayment Interest Shortfall Reduction   0.00
Class M2 Interest Accrual Net Prepayment Interest Shortfall Reduction    0.00
Class B1  Interest Accrual Net Prepayment Interest Shortfall Reduction   0.00
Class B2  Interest Accrual Net Prepayment Interest Shortfall Reduction   0.00
Total Class Interest Accrual Relief Act Reduction                        0.00

Net Prepayment Interest Excess                                          0.00

Basis Risk Interest Shortfalls Paid
Class A Basis Risk Interest Shortfalls Paid                             0.00
Class M1 Basis Risk Interest Shortfalls Paid                            0.00
Class M2 Basis Risk Interest Shortfalls Paid                            0.00
Class B1 Basis Risk Interest Shortfalls Paid                            0.00
Class B2 Basis Risk Interest Shortfalls Paid                            0.00

Total Basis Risk Interest Shortfalls Paid
Class A Basis Risk Interest Shortfalls Paid                             0.00
Class M1 Basis Risk Interest Shortfalls Paid                            0.00
Class M2 Basis Risk Interest Shortfalls Paid                            0.00
Class B1 Basis Risk Interest Shortfalls Paid                            0.00
Class B2 Basis Risk Interest Shortfalls Paid                            0.00

Sec. 5.06 Basis Reserve Fund
Beginning Balance                                                   1,000.00
Proceeds from Permitted Investments                                     0.00
Deposits to the Basis Reserve Fund                                      0.00
Ending Balance                                                      1,000.00

Applicable Libor Rate                                                   1.336250

Has the Trigger Event Occured                                           no

Rolling 3 Month Prior Delinquency Percentage                            N/A

Cummulative Realized Losses as a Percentage of Original Collateral Balance 0.00%

Available Funds                                         5,103,274.32
Interest Remittance Amount                              1,913,365.53
Principal Remittance Amount                             4,189,909.79

Class X Distributable Amount                            1,521,651.52


                                      -8-